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                                                                    Exhibit 32.2

 CERTIFICATION PURSUANT TO PURSUANT TO RULE 13A-14(b) OF THE SECURITIES EXCHANGE
   ACT OF 1934, AS AMENDED, AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the annual report on Form 10-K of Transkaryotic Therapies, Inc. (the "Company") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gregory D. Perry, Vice President, Finance, and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ Gregory D. Perry
                                                   ----------------------------
Dated: March 15, 2004                              Gregory D. Perry
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)